Defined Asset Funds(sm)

2nd Quarter
1999

IRA Ideal!



The Select
S&P Industrial
Portfolio



Take Indexing
to Another Level...

[ML Logo] Merrill Lynch



Indexing - it's a strategy to mirror the returns of major indices. Why not take it to another level?

The Defined Asset Funds(SM)
Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index1, for a combination of value, capital appreciation potential and current dividend income. Although each Portfolio is about a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Selection Process

Stocks in the Portfolio are selected through a disciplined process:

1. Defining the Universe: We begin with the S&P Industrial Index and remove any stocks that are also in the Dow Jones Industrial Average1 (DJIA).

--------------
         1 "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's1. This ranking system, focused on growth and stability of earnings and dividends, predicts neither creditworthiness nor stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio whose prices may be undervalued.

Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 6/30/99
(including annual rollovers)

------------------------------------------
Inception         Series          Return
------------------------------------------
1/22/97             A             15.32%
------------------------------------------
2/24/97             B             15.78
------------------------------------------
4/21/97             C             18.13
------------------------------------------
6/9/97              D             11.08
------------------------------------------
7/21/97             E             11.39
------------------------------------------
9/8/97              F             15.53
------------------------------------------
10/20/97            G             9.76
------------------------------------------
12/2/97             H             8.74
------------------------------------------
1/8/98              J             8.11
------------------------------------------

Most Recently Completed Portfolio

----------------------------------------------
Period                   Series       Return
----------------------------------------------
2/9/98-3/19/99             A           5.92%
----------------------------------------------
3/23/98-4/23/99            B           6.13



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



----------------------------------------------
4/27/98-6/4/99             C           12.29
----------------------------------------------
6/9/97-7/17/98             D           19.39
----------------------------------------------
7/21/97-8/21/98            E           8.25
----------------------------------------------
9/8/97-10/2/98             F           9.95
----------------------------------------------
10/20/97-12/4/98           G           14.22
----------------------------------------------
12/2/97-1/8/99             H           17.47
----------------------------------------------
1/8/98-2/8/99              J           10.13
----------------------------------------------

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Results

We analyzed the hypothetical returns of $10,000 invested over 26 years based on the Strategy compared to various benchmarks. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index1 in 10 and the S&P Industrial Index in 9 of the last 26 years, and would have produced a loss in only three years.

Defining Your Risks

Before investing, please consider:

o There are risks associated with equity investments. The Portfolio is not appropriate for investors seeking capital preservation or high current income.

o There can be no assurance the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the Indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. Their yields may be higher because they or their industries are out of favor.



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



o Owning units of this Portfolio may result in annual federal, state and local taxes, some of which can be deferred by rolling over into the next Portfolio, if available. Please consult your tax advisor.

Go to Another Level!

You can get started with the Select S&P Industrial Portfolio for about $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select S&P Industrial Portfolio, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 6/30/99

Strategy................$613,317    S&P 500 Index......................$347,257
DJIA....................$347,602    S&P Industrial Index...............$345,272

Growth of $10,000 Invested Over 26 Years -- 1/1/73 Through 6/30/99

[A mountain chart compares the hypothetical past performance from 1/1/73 through 6/30/99 of the Strategy (ochre), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 6/30/99. The vertical (Y) axis reflects the dollar amount value. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($495,109), the ending value of the DJIA ($301,997), the ending value of the S&P 500 Index ($296,349) and the ending value of the S&P Industrial Index ($294,828).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results shown represent price changes plus dividends reinvested at year ends, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and


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


liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

Yes! I would like more information on the Select S&P Industrial Portfolio from Defined Asset Funds.

The information in this mailer is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This mailer is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[recycling logo] Printed on Recycled Paper

11584NI-7/99

(Copyright logo) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.


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